Fees Summary	Feb. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 621,423,041
Previously Paid Amount	0
Total Fee Amount	95,139.87
Total Offset Amount	95,139.87
Net Fee	$ 0